UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 10, 2026 (August 6, 2026)

Date of Report (Date of earliest event reported)

ROPER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-12273	51-0263969
(Commission File Number)	(IRS Employer Identification No.)

6496 UNIVERSITY PARKWAY, SARASOTA, Florida	34240
(Address of principal executive offices)	(Zip Code)

(941) 556-2601

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	ROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 6, 2026, Roper Technologies, Inc. (the “Company”), in its capacity as plan administrator, provided notice to participants and beneficiaries under Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 regarding an anticipated blackout period (“Blackout Period”) under the Roper Technologies, Inc. Employees’ Retirement Savings 003 Plan and the Roper Technologies, Inc. Employees’ Retirement Savings 004 Plan (collectively, the “401(k) Plans”). The Blackout Period is necessary in connection with the transition of recordkeeping services for the 401(k) Plans from Vanguard to Fidelity Investments, effective October 2, 2026.

During the Blackout Period, participants and beneficiaries will be temporarily unable to change investment elections, transfer assets among investment funds, obtain loans or distributions, or conduct certain other transactions, including transactions involving the Company’s common stock held through the 401(k) Plans.

The Blackout Period is expected to begin at 4:00 p.m. Eastern Time on September 25, 2026, and end during the week of October 18, 2026.

On August 7, 2026, the Company provided notice of the Blackout Period to its directors and executive officers pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended. The notice informed the Company’s directors and executive officers that, during the Blackout Period and subject to certain exceptions, they will be prohibited from directly or indirectly purchasing, selling, or otherwise acquiring or transferring any equity security of the Company acquired in connection with their service or employment as a director or executive officer.

A copy of the notice is filed as Exhibit 99.1 and incorporated herein by reference. During the Blackout Period and for a period of two years following its end, shareholders and other interested persons may obtain, without charge, information regarding the actual beginning and ending dates of the Blackout Period by contacting the 401(k) Plan Administrator, Roper Technologies, Inc., 6496 University Parkway, Sarasota, Florida 34240, or by telephone at (941) 556-2601.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Notice to Directors and Executive Officers dated August 6, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROPER TECHNOLOGIES, INC. (Registrant)

Date: August 10, 2026	By:	/s/ John K. Stipancich
John K. Stipancich
Executive Vice President, Chief Legal Officer and Corporate Secretary